Supplement dated February 21, 2023, to the Initial Summary Prospectus, Updating Summary Prospectus, and Prospectus dated August 31, 2022, for Protective Executive Benefits Registered VUL policies issued by
Protective Life Insurance Company
Protective COLI VUL

 This Supplement amends certain information in your variable life insurance policy (“Policy”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The Trustees of the Pioneer Variable Contracts Trust have authorized the liquidation of the Pioneer Real Estate Shares VCT Portfolio (the “Portfolio”). It is anticipated that the liquidation will take place on or about April 28, 2023 (the “Liquidation Date”). As of that date, the Portfolio will no longer be available as a Sub-Account under the Policy. As a result, the Pioneer Real Estate Shares VCT Portfolio Sub-Account that invests in the Portfolio will also be liquidated.

Contract Value on the Date of Liquidation.  If you have Variable Account Value allocated to the Pioneer Real Estate Shares VCT Portfolio Sub-Account as of 3:00 P.M. Central Time on April 28, 2023, Protective Life Insurance Company (“Protective”) will automatically transfer that Variable Account Value to the Empower Government Money Market Fund (the “Money Market Subaccount”).  Following the transfer, you will receive a confirmation statement showing that the transfer has occurred, and the amount transferred. At or after 3:00 P.M. Central Time on April 27, 2023, premium and Variable Account Value may no longer be allocated or transferred into the Pioneer Real Estate Shares VCT Portfolio Sub-Account. Any request we receive at or after 3:00 P.M. Central Time on April 27, 2023, for the allocation of premium or Variable Account Value to the Pioneer Real Estate Shares VCT Portfolio Sub-Account will result in an allocation of such premium or Variable Account Value to the Money Market Subaccount.

Transfer Rights.  Under your Policy, you are permitted to transfer Variable Account Value among the Sub-Accounts (also referred to as “Investment Options”) currently available under your Policy. The currently available Sub-Accounts for your Policy can be located online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.”

We will not impose any transfer fee on any transfers from the Pioneer Real Estate Shares VCT Portfolio Sub-Account to any other Sub-Account(s) (including any transfer we make to the Money Market Subaccount on the Liquidation Date) from the date of this Supplement until the Liquidation Date, nor will we count any transfer out of the Pioneer Real Estate Shares VCT Portfolio Sub-Account from the date of this Supplement until the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Policy Year.  We will also not impose any transfer fee on any transfer from the Money Market Subaccount for 60 days after the Liquidation Date nor will we count any transfer out of the Money Market Subaccount for 60 days after the Liquidation Date for the purpose of determining how many free transfers may be permitted in any Policy Year.

We hope you find the enclosed information helpful.  If you would like another copy of the current prospectus for any of the Funds available under the Policy, including the Empower Government Money Market Fund, please call us at 888-353-2654. Fund prospectuses may also be found online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please work with your financial representative to determine if your existing allocation instructions should be changed before or after the Liquidation Date. For your convenience, we have enclosed a transfer request form by which you can instruct us to transfer your Variable Account Value from the Pioneer Real Estate Shares VCT Portfolio Sub-Account and/or the Money Market Sub-Account to other available Sub-Accounts. If you have any questions, please contact your financial representative, or call us at 888-353-2654.

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